UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

June 28, 2022
Date of Report (Date of earliest event reported)

Chimerix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2505 Meridian Parkway, Suite 100 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 806-1074

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Emergent BioSolutions Inc. (“Emergent”) and Chimerix, Inc. (“Chimerix”) both filed a Premerger Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) on May 26, 2022 with respect to the pending acquisition of Chimerix’s exclusive worldwide rights to brincidofovir, including TEMBEXA® and related assets. On June 27, 2022, Emergent, as the acquiring party, withdrew its May 26, 2022 filing, to provide the government with additional time for review, and intends to resubmit its HSR Act filing on or about June 29, 2022, commencing a new 30-day waiting period under the HSR Act. Following such refiling, the waiting period applicable to the pending transaction will expire at 11:59 p.m., Eastern Time, on or about July 29, 2022. The parties continue to work with the government to conclude the government’s HSR review of the pending transaction as expeditiously as possible.

Separately, Chimerix continues to engage in negotiations with the Biomedical Advanced Research and Development Authority (“BARDA”) regarding a procurement contract (the “BARDA Contract”) for TEMBEXA. Recently, BARDA requested that Chimerix include an additional component to the research and development funding which had a modest impact to the contract and timeline to execution. Chimerix continues to expect that the BARDA Contract will be finalized and initial TEMBEXA product will be shipped to the US Strategic National Stockpile in the second half of 2022. In the meantime, the recently announced international procurement contracts for TEMBEXA are anticipated to provide Chimerix with additional financial flexibility.

Forward-Looking Statements

Chimerix cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “should,” “would,” “could,” “may” and similar expressions also identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the pending transaction with Emergent, the BARDA Contract, Emergent and Chimerix’s ability to consummate the pending transaction with Emergent and the BARDA Contract and obtain all necessary governmental approvals, and completion of the pending transaction with Emergent, and Chimerix’s expectations with regard to completion of, and payments to be received from, the transaction with Emergent. The inclusion of forward-looking statements should not be regarded as a representation by Chimerix that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions, the timing of the satisfaction of the obligations under the asset purchase agreement relating to the pending transaction with Emergent, if at all, as well as risks and uncertainties inherent in Chimerix’s business, including those described in Chimerix’s other filings with the Securities Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimerix, Inc.

Date: June 28, 2022
	By:	/s/ Michael T. Andriole
	Name:	Michael T. Andriole
	Title:	Chief Business and Financial Officer